Morgan Stanley Federal Securities Trust
LETTER TO THE SHAREHOLDERS / / OCTOBER 31, 2002

Dear Shareholder:
This annual report to shareholders of Morgan Stanley Federal Securities Trust covers the 12-month period ended October 31, 2002. The period included relatively pronounced shifts in market participants' expectations for the economy and corresponding shifts in market sentiment.

In the wake of the September 11, 2001, terrorist attacks, pessimism about the economy was acute. U.S. Treasury yields were at their lowest levels in decades. We believe these levels were consistent with the federal funds rate averaging roughly 3 percent for the next five years. We did not find this degree of pessimism consistent with the likelihood for an eventual return to more-normal economic activity and therefore set the interest-rate sensitivity of the Fund at about one year less than that of a benchmark U.S. government/ mortgage market index.

The Fund's relatively low interest-rate sensitivity afforded some protection to its principal's value as interest rates rose through March 2002. This was consistent with an increasing perception in the market that the economy would return to a more-normal growth rate of about 3 percent. By early January, data appeared to confirm that economic activity was accelerating. This environment was favorable for the Fund's higher-coupon mortgage investments because it resulted in lower prepayment rates. As rates rose to levels more consistent with renewed economic growth, the Fund's interest-rate sensitivity was brought back toward that of the government/mortgage benchmark.

By early April, however, the cumulative effects of accounting and corporate-governance scandals had shaken investor confidence, roiling the economy and the nongovernment-security markets. The resulting flight to quality and additional easing of monetary policy by the Fed created a fresh impetus toward lower Treasury yields. Although mortgage securities lagged somewhat, the overall effect on the performance of the Fund was positive.

By the end of the period, yields had again dropped to levels inconsistent with an eventual return to normal economic activity. The Fund's interest-rate sensitivity was therefore reduced to lessen the effect on the Fund's holdings of a potential rising-interest-rate environment.

As Treasury yields fell through October, interest-rate sensitivity was reduced to roughly one year less than that of comparable benchmark indexes. Consequently, although the Fund did not fully participate in the decline in interest rates through September, it was well positioned when rates rose in October.

Performance
For the 12-month period ended October 31, 2002, Morgan Stanley Federal Securities Trust's Class A, B, C and D shares returned 6.14 percent, 5.36 percent, 5.35 percent and 6.14 percent, respectively. During the

Morgan Stanley Federal Securities Trust
LETTER TO THE SHAREHOLDERS / / OCTOBER 31, 2002 CONTINUED

same period, the Lehman Brothers U.S. Government Index returned 6.41 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would have been lower. The accompanying chart compares the performance of the Fund with that of the Lehman Brothers U.S. Government Index.

Looking Ahead
We believe that the United States is in a period of moderate economic growth with inflation remaining at acceptable levels. With interest rates still near their lowest levels in decades, Treasury yields are below levels that are consistent with normal economic growth and we have decreased interest-rate sensitivity accordingly. We believe the Fund is positioned to afford some degree of protection to shareholders if interest rates rise during the period ahead, and that the Fund's mortgage-backed securities continue to offer good value for investors. Adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and opportunities become available.

We appreciate your ongoing support of Morgan Stanley Federal Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT AND CEO

Morgan Stanley Federal Securities Trust
ANNUAL HOUSEHOLDING NOTICE / / OCTOBER 31, 2002

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Federal Securities Trust
FUND PERFORMANCE / / OCTOBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000-CLASS B
($ in Thousands)

                 FUND     LEHMAN U.S. GOV'T INDEX(4)
October 1992     $10,000                     $10,000
October 1993     $11,203                     $11,313
October 1994     $10,428                     $10,808
October 1995     $12,085                     $12,470
October 1996     $12,543                     $13,108
October 1997     $13,533                     $14,243
October 1998     $14,934                     $15,850
October 1999     $14,472                     $15,659
October 2000     $15,379                     $16,917
October 2001     $17,129                     $19,468
October 2002  $18,046(3)                     $20,715

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                   Average Annual Total Returns -- Period Ended October 31, 2002
   ----------------------------------------------------------------------------------------------
                 Class A Shares*                                  Class B Shares**
   --------------------------------------------     ---------------------------------------------
   1 Year                      6.14%(1)  1.63%(2)   1 Year                     5.36%(1)    0.36%(2)
   5 Years                     6.78%(1)  5.86%(2)   5 Years                    5.92%(1)    5.60%(2)
   Since Inception (7/28/97)   7.19%(1)  6.31%(2)   10 Years                   6.08%(1)    6.08%(2)

                  Class C Shares+                                   Class D Shares++
   ---------------------------------------------      ---------------------------------------------
   1 Year                     5.35%(1)    4.35%(2)    1 Year                     6.14%(1)
   5 Years                    5.92%(1)    5.92%(2)    5 Years                    6.83%(1)
   Since Inception (7/28/97)  6.32%(1)    6.32%(2)    Since Inception (7/28/97)  7.00%(1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON OCTOBER 31, 2002.
(4) THE LEHMAN BROTHERS U.S. GOVERNMENT INDEX IS A BROAD-BASED MEASURE OF ALL U.S. GOVERNMENT AND TREASURY SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 4.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D HAS NO SALES CHARGE.

Morgan Stanley Federal Securities Trust
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002

PRINCIPAL                       DESCRIPTION
AMOUNT IN                           AND                          COUPON
THOUSANDS                      MATURITY DATE                      RATE       VALUE

--------------------------------------------------------------------------------------

             U.S. Government & Agency Obligations (40.7%)
             U.S. GOVERNMENT AGENCIES (6.2%)
 $27,000     Federal National Mortgage Assoc.
             05/15/30+.........................................   7.25%   $ 32,779,269
                                                                          ------------
             U.S. TREASURY BONDS (25.6%)
  17,500     11/15/22..........................................   7.625     23,166,990
  38,350     08/15/21+.........................................   8.125     52,891,553
  11,600     08/15/13..........................................  12.00      16,931,917
  30,000     11/15/11..........................................  14.00      43,026,570
                                                                          ------------
                                                                           136,017,030
                                                                          ------------
             U.S. TREASURY NOTES (8.6%)
  11,000     12/31/03..........................................   3.25      11,234,190
   6,000     02/15/04..........................................   4.75       6,254,580
   2,000     02/15/10..........................................   6.50       2,377,002
   6,000     05/15/05..........................................   6.75       6,712,500
  17,000     11/15/04..........................................   7.875     19,086,172
                                                                          ------------
                                                                            45,664,444
                                                                          ------------
   2,200     U.S. TREASURY STRIP (0.3%)
             05/15/11..........................................              1,541,417
                                                                          ------------
             Total U.S. Government & Agency Obligations
              (COST $203,307,263).......................................   216,002,160
                                                                          ------------
             Mortgage-Backed Securities (36.3%)
             FEDERAL HOME LOAN MORTGAGE CORP. (1.5%)
   5,345     10/01/10 - 02/01/20...............................   9.50       5,943,977
   1,740     07/01/10 - 10/01/19...............................  10.00       1,991,183
     257     02/01/16 - 10/01/18...............................  10.50         295,821
                                                                          ------------
                                                                             8,230,981
                                                                          ------------
             FEDERAL HOME LOAN MORTGAGE CORP. PC GOLD (22.3%)
  61,005     03/01/16 - 09/01/16...............................   6.00      63,552,259
  39,347     05/01/31 - 07/01/31...............................   6.50      40,826,521
  13,144     02/01/23 - 07/01/31...............................   8.00      14,030,763
                                                                          ------------
                                                                           118,409,543
                                                                          ------------
             FEDERAL NATIONAL MORTGAGE ASSOC. (9.3%)
  17,700     *.................................................   6.00      18,192,281
  20,019     05/01/31..........................................   6.50      20,753,670
   8,181     05/01/22 - 02/01/32...............................   8.00       8,748,173
     944     07/01/05 - 04/01/25...............................   8.50       1,010,202

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

PRINCIPAL                       DESCRIPTION
AMOUNT IN                           AND                          COUPON
THOUSANDS                      MATURITY DATE                      RATE       VALUE

--------------------------------------------------------------------------------------

 $   361     09/01/16 - 05/01/20...............................   9.50%   $    400,020
      64     03/01/16 - 02/01/18...............................   9.75          72,342
                                                                          ------------
                                                                            49,176,688
                                                                          ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOC. (2.9%)
  11,317     08/15/25 - 05/15/29...............................   6.50      11,796,140
     185     01/15/29 - 08/15/29...............................   7.50         196,663
   2,627     10/15/19 - 10/15/24...............................   8.50       2,837,924
     213     05/15/16 - 11/15/20...............................  10.00         243,539
      36     09/15/18..........................................  11.00          41,930
                                                                          ------------
                                                                            15,116,196
                                                                          ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOC. II (0.3%)
   1,404     05/20/30..........................................   8.00       1,496,670
                                                                          ------------
             Total Mortgage-Backed Securities
              (COST $184,442,693).......................................   192,430,078
                                                                          ------------

                                                  COUPON      MATURITY
                                                   RATE         DATE
                                               ------------  -----------

           Short-Term Investments (25.1%)
           Repurchase Agreements
132,263    Joint repurchase agreement account
           (dated 10/31/02 proceeds
           $132,270,054) (a)
           (COST $132,263,000)...............     1.92%       11/01/02       132,263,000
   664     The Bank of New York (dated
            10/31/02; proceeds $664,904) (b)
            (COST $664,873)..................     1.688       11/01/02           664,873
                                                                          --------------
           Total Short-Term Investments
            (COST $132,927,873).........................................     132,927,873
                                                                          --------------

           Total Investments
            (COST $520,677,829) (c)..........      102.1%      541,360,111
           Liabilities In Excess of Other
            Assets...........................       (2.1)      (11,210,718)
                                                   -----      ------------
           Net Assets........................      100.0%     $530,149,393
                                                   =====      ============

---------------------

  + SOME OR ALL OF THESES SECURITIES ARE SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR OPEN FUTURES CONTRACTS.
  * SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) COLLATERALIZED BY $670,258 U.S. TREASURY BOND 7.125% DUE 02/15/23 VALUED AT $678,177.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS AND NET UNREALIZED APPRECIATION IS $20,682,282.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

Futures Contracts Open at October 31, 2002:

                                            DESCRIPTION,                                   UNREALIZED
   NUMBER OF                               DELIVERY MONTH,              UNDERLYING FACE   APPRECIATION/
   CONTRACTS      LONG/SHORT                  AND YEAR                  AMOUNT AT VALUE   DEPRECIATION
-------------------------------------------------------------------------------------------------------
      367          Short       U.S. Treasury Notes                       $(41,740,517)      $(958,501)
                               December/2002
      190          Long        U.S. Treasury Notes                         40,882,657         551,897
                               December/2002
      191          Long        U.S. Treasury Notes                         21,911,281         364,811
                               December/2002
       45          Short       U.S. Treasury Bond                          (4,979,531)        (79,876)
                               December/2002
                                                                                            ---------
                        Net unrealized depreciation....................................     $(121,669)
                                                                                            =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2002

Assets:
Investments in securities, at value (cost $520,677,829).....  $ 541,360,111
Cash........................................................        150,205
Receivable for:
  Interest..................................................      6,466,959
  Shares of beneficial interest sold........................      1,773,953
  Principal paydowns........................................        212,393
  Variation margin..........................................         10,935
Prepaid expenses and other assets...........................         40,283
                                                              -------------
    Total Assets............................................    550,014,839
                                                              -------------
Liabilities:
Payable for:
  Investments purchased.....................................     18,120,006
  Shares of beneficial interest redeemed....................        864,072
  Distribution fee..........................................        362,755
  Investment management fee.................................        246,554
  Dividends to shareholders.................................        109,483
Accrued expenses............................................        162,576
                                                              -------------
    Total Liabilities.......................................     19,865,446
                                                              -------------
    Net Assets..............................................   $530,149,393
                                                              =============
Composition of Net Assets:
Paid-in-capital.............................................  $ 524,400,486
Net unrealized appreciation.................................     20,560,613
Dividends in excess of net investment income................     (9,037,442)
Accumulated net realized loss...............................     (5,774,264)
                                                              -------------
    Net Assets..............................................   $530,149,393
                                                              =============
Class A Shares:
Net Assets..................................................    $22,712,691
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...      2,371,726
    Net Asset Value Per Share...............................  $        9.58
                                                              =============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE).........  $       10.01
                                                              =============
Class B Shares:
Net Assets..................................................   $476,023,479
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...     50,559,335
    Net Asset Value Per Share...............................  $        9.42
                                                              =============
Class C Shares:
Net Assets..................................................    $19,116,318
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...      2,013,115
    Net Asset Value Per Share...............................  $        9.50
                                                              =============
Class D Shares:
Net Assets..................................................    $12,296,905
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...      1,309,558
    Net Asset Value Per Share...............................  $        9.39
                                                              =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED OCTOBER 31, 2002

Net Investment Income:
Interest Income.............................................  $ 26,761,233
                                                              ------------
Expenses
Distribution fee (Class A shares)...........................        20,229
Distribution fee (Class B shares)...........................     3,920,216
Distribution fee (Class C shares)...........................       133,073
Investment management fee...................................     2,721,574
Transfer agent fees and expenses............................       443,194
Shareholder reports and notices.............................        79,020
Professional fees...........................................        71,132
Registration fees...........................................        63,162
Custodian fees..............................................        58,000
Trustees' fees and expenses.................................        19,605
Other.......................................................        17,904
                                                              ------------
    Total Expenses..........................................     7,547,109
                                                              ------------
    Net Investment Income...................................    19,214,124
                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
  Investments...............................................       287,763
  Futures contracts.........................................     6,473,615
                                                              ------------
      Net Realized Gain.....................................     6,761,378
                                                              ------------
Net change in unrealized appreciation/depreciation on:
  Investments...............................................    (1,718,100)
  Futures contracts.........................................       762,375
                                                              ------------
    Net Depreciation........................................      (955,725)
                                                              ------------

    Net Gain................................................     5,805,653
                                                              ------------

Net Increase................................................  $ 25,019,777
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                                                  FOR THE YEAR      FOR THE YEAR
                                                                     ENDED             ENDED
                                                                OCTOBER 31, 2002  OCTOBER 31, 2001
                                                                ----------------  ----------------
  Increase (Decrease) in Net Assets:
  Operations:
  Net investment income.......................................    $ 19,214,124      $ 26,308,624
  Net realized gain...........................................       6,761,378        10,013,847
  Net change in unrealized appreciation/depreciation..........        (955,725)       17,348,843
                                                                  ------------      ------------

      Net Increase............................................      25,019,777        53,671,314
                                                                  ------------      ------------

  Dividends to Shareholders from Net Investment Income:
  Class A shares..............................................        (501,157)         (502,509)
  Class B shares..............................................     (20,611,718)      (24,779,979)
  Class C shares..............................................        (692,770)         (696,193)
  Class D shares..............................................        (411,522)         (329,662)
                                                                  ------------      ------------

      Total Dividends.........................................     (22,217,167)      (26,308,343)
                                                                  ------------      ------------

  Net increase from transactions in shares of beneficial
   interest...................................................       6,948,952        17,226,485
                                                                  ------------      ------------

      Net Increase............................................       9,751,562        44,589,456

  Net Assets:
  Beginning of period.........................................     520,397,831       475,808,375
                                                                  ------------      ------------

  End of Period
   (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF
   $9,037,442 AND ACCUMULATED UNDISTRIBUTED INVESTMENT INCOME
   OF $443,607, RESPECTIVELY).................................    $530,149,393      $520,397,831
                                                                  ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley Federal Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day.

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Options and Futures -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding
$1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% to the

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

portion of daily net assets exceeding $2 billion but not exceeding
$2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding
$12.5 billion; and 0.35% to the portion of daily net assets exceeding
$12.5 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $16,724,691 at October 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

The Distributor has informed the Fund that for the year ended October 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $271, $418,056 and $5,682, respectively and received $107,524 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 2002 were $109,079,937 and $195,728,290 respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $8,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,224. At October 31, 2002, the Fund had an accrued pension liability of $58,341 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Purposes of and Risks Relating to Certain Financial Instruments
To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At October 31, 2002, the Fund had outstanding interest rate futures contracts.

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR                FOR THE YEAR
                                          ENDED                       ENDED
                                     OCTOBER 31, 2002            OCTOBER 31, 2001
                                --------------------------  --------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                -----------  -------------  -----------  -------------
CLASS A SHARES
Sold..........................    6,166,846  $  58,739,603   14,819,239  $ 135,455,636
Reinvestment of dividends.....       21,280        199,194       31,735        290,264
Redeemed......................   (4,720,385)   (44,950,125) (14,483,897)  (132,444,371)
                                -----------  -------------  -----------  -------------
Net increase -- Class A.......    1,467,741     13,988,672      367,077      3,301,529
                                -----------  -------------  -----------  -------------
CLASS B SHARES
Sold..........................   12,253,212    113,131,601   31,041,632    280,038,843
Reinvestment of dividends.....    1,332,161     12,207,015    1,603,788     14,454,587
Redeemed......................  (15,452,801)  (142,001,347) (31,774,946)  (286,389,627)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
  Class B.....................   (1,867,428)   (16,662,731)     870,474      8,103,803
                                -----------  -------------  -----------  -------------
CLASS C SHARES
Sold..........................    1,907,938     17,670,363    2,791,816     25,581,351
Reinvestment of dividends.....       48,044        444,238       50,997        463,904
Redeemed......................   (1,559,125)   (14,406,069)  (2,368,022)   (21,743,242)
                                -----------  -------------  -----------  -------------
Net increase -- Class C.......      396,857      3,708,532      474,791      4,302,013
                                -----------  -------------  -----------  -------------
CLASS D SHARES
Sold..........................    4,026,794     37,284,781    1,670,998     15,137,556
Reinvestment of dividends.....       28,568        262,032       29,076        261,493
Redeemed......................   (3,410,934)   (31,632,334)  (1,530,494)   (13,879,909)
                                -----------  -------------  -----------  -------------
Net increase -- Class D.......      644,428      5,914,479      169,580      1,519,140
                                -----------  -------------  -----------  -------------
Net increase in Fund..........      641,598  $   6,948,952    1,881,922  $  17,226,485
                                ===========  =============  ===========  =============

7. Federal Income Tax Status
During the year ended October 31, 2002, the Fund utilized approximately $5,240,000 of its net capital loss carryover. At October 31, 2002, the Fund had a net capital loss carryover of approximately $3,071,000, of which $690,000 will be available through October 31, 2004 and $2,381,000 will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

At October 31, 2002, the Fund was required for Federal income tax purposes to defer approximately $1,786,000 of realized losses on certain closed futures contracts.

Morgan Stanley Federal Securities Trust
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

As of October 31, 2002, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities and capital loss deferrals on straddles and permanent book/tax differences primarily attributable to reclassifications of net losses on paydowns, an expired capital loss carryover and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $19,134,242, accumulated net realized loss was credited $17,392,937 and dividends in excess of net investment income was credited $1,741,305.

8. Change In Accounting Policy
Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $8,219,311 decrease in the cost of securities and a corresponding decrease to undistributed net investment income based on securities held as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $2,231,437; increase unrealized appreciation by $1,406,126; and increase net realized gain by $825,311. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Federal Securities Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                               FOR THE YEAR ENDED OCTOBER 31,
                           -----------------------------------------------------------------------
                              2002           2001           2000           1999           1998
                           -----------    -----------    -----------    -----------    -----------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $  9.51        $ 8.98         $ 9.01         $ 9.79         $ 9.45
                             -------        ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.43(2)       0.54           0.63           0.62           0.64
  Net realized and
   unrealized gain
   (loss)................       0.12(2)       0.53          (0.03)         (0.78)          0.34
                             -------        ------         ------         ------         ------
Total income (loss) from
 investment operations...       0.55          1.07           0.60          (0.16)          0.98
                             -------        ------         ------         ------         ------

Less dividends from net
 investment income.......      (0.48)        (0.54)         (0.63)         (0.62)         (0.64)
                             -------        ------         ------         ------         ------

Net asset value, end of
 period..................    $  9.58        $ 9.51         $ 8.98         $ 9.01         $ 9.79
                             =======        ======         ======         ======         ======
Total Return+............       6.14%        12.28%          6.97%         (1.66)%        10.75%
Ratios to Average Net
 Assets:(1)
Expenses.................       0.90%         0.91%          0.82%          0.91 %         0.93%
Net investment income....       4.51%(2)      5.90%          7.05%          6.65 %         6.70%
Supplemental Data:
Net assets, end of
 period, in thousands....    $22,713        $8,593         $4,821         $4,272         $4,894
Portfolio turnover
 rate....................         25%          157%            64%            17 %           13%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.04, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.45%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
FINANCIAL HIGHLIGHTS CONTINUED

                                               FOR THE YEAR ENDED OCTOBER 31,
                           -----------------------------------------------------------------------
                              2002           2001           2000           1999           1998
                           -----------    -----------    -----------    -----------    -----------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....   $   9.35       $   8.85       $   8.87       $   9.72       $   9.36
                            --------       --------       --------       --------       --------
Income (loss) from
 investment operations:
  Net investment
   income................       0.36(2)        0.47           0.55           0.55           0.58
  Net realized and
   unrealized gain
   (loss)................       0.12(2)        0.50          (0.02)         (0.85)          0.36
                            --------       --------       --------       --------       --------
Total income (loss) from
 investment operations...       0.48           0.97           0.53          (0.30)          0.94
                            --------       --------       --------       --------       --------

Less dividends from net
 investment income.......      (0.41)         (0.47)         (0.55)         (0.55)         (0.58)
                            --------       --------       --------       --------       --------

Net asset value, end of
 period..................   $   9.42       $   9.35       $   8.85       $   8.87       $   9.72
                            ========       ========       ========       ========       ========
Total Return+............       5.36%         11.38%          6.26%         (3.09)%        10.35%
Ratios to Average Net
 Assets:(1)
Expenses.................       1.55%          1.56%          1.57%          1.55 %         1.54%
Net investment income....       3.86%(2)       5.25%          6.30%          6.01 %         6.09%
Supplemental Data:
Net assets, end of
 period, in thousands....   $476,023       $490,351       $456,418       $540,916       $639,212
Portfolio turnover
 rate....................         25%           157%            64%            17 %           13%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.04, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.45%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
FINANCIAL HIGHLIGHTS CONTINUED

                                               FOR THE YEAR ENDED OCTOBER 31,
                           -----------------------------------------------------------------------
                              2002           2001           2000           1999           1998
                           -----------    -----------    -----------    -----------    -----------
Class C Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $  9.43        $  8.93        $  8.95        $  9.80        $ 9.44
                             -------        -------        -------        -------        ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.36(2)        0.48           0.56           0.56          0.58
  Net realized and
   unrealized gain
   (loss)................       0.12(2)        0.50          (0.02)         (0.85)         0.36
                             -------        -------        -------        -------        ------
Total income (loss) from
 investment operations...       0.48           0.98           0.54          (0.29)         0.94
                             -------        -------        -------        -------        ------

Less dividends from net
 investment income.......      (0.41)         (0.48)         (0.56)         (0.56)        (0.58)
                             -------        -------        -------        -------        ------

Net asset value, end of
 period..................    $  9.50        $  9.43        $  8.93        $  8.95        $ 9.80
                             =======        =======        =======        =======        ======
Total Return+............       5.35%         11.33%          6.26%         (3.03)%       10.30%
Ratios to Average Net
 Assets:(1)
Expenses.................       1.55%          1.56%          1.57%          1.55 %        1.54%
Net investment income....       3.86%(2)       5.25%          6.30%          6.01 %        6.09%
Supplemental Data:
Net assets, end of
 period, in thousands....    $19,116        $15,248        $10,191        $10,995        $7,204
Portfolio turnover
 rate....................         25%           157%            64%            17 %          13%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.04, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.45%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
FINANCIAL HIGHLIGHTS CONTINUED

                                               FOR THE YEAR ENDED OCTOBER 31,
                           -----------------------------------------------------------------------
                              2002           2001           2000           1999           1998
                           -----------    -----------    -----------    -----------    -----------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $  9.33        $ 8.84         $ 8.86         $ 9.69         $ 9.33
                             -------        ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment
   income................       0.43(2)       0.55           0.63           0.63           0.66
  Net realized and
   unrealized gain
   (loss)................       0.12(2)       0.49          (0.02)         (0.83)          0.36
                             -------        ------         ------         ------         ------
Total income (loss) from
 investment
 operations..............       0.55          1.04           0.61          (0.20)          1.02
                             -------        ------         ------         ------         ------

Less dividends from net
 investment income.......      (0.49)        (0.55)         (0.63)         (0.63)         (0.66)
                             -------        ------         ------         ------         ------

Net asset value, end of
 period..................    $  9.39        $ 9.33         $ 8.84         $ 8.86         $ 9.69
                             =======        ======         ======         ======         ======
Total Return+............       6.14%        12.23%          7.17%         (2.08)%        11.30%
Ratios to Average Net
 Assets:(1)
Expenses.................       0.70%         0.71%          0.72%          0.70 %         0.69%
Net investment income....       4.71%(2)      6.10%          7.15%          6.86 %         6.94%
Supplemental Data:
Net assets, end of
 period, in thousands....    $12,297        $6,206         $4,378         $5,590         $1,956
Portfolio turnover
 rate....................         25%          157%            64%            17 %           13%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.04, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.45%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Federal Securities Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Federal Securities Trust (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker; where replies were not received from broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Federal Securities Trust as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 10, 2002

                      2002 Federal Tax Notice (unaudited)

       Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2002, 44.41% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Federal Securities Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                                 Number of
                                                                                                                 Portfolios
                                                  Term of                                                         in Fund
                                Position(s)     Office and                                                        Complex
   Name, Age and Address of      Held with       Length of                                                        Overseen
     Independent Trustee        Registrant     Time Served*    Principal Occupation(s) During Past 5 Years      by Trustee**
------------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (61)              Trustee       Since April      Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe & Maw                  1994             Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent                                     formerly Vice Chairman of Kmart Corporation
Trustees                                                       (December 1998-October 2000), Chairman and
1675 Broadway                                                  Chief Executive Officer of Levitz Furniture
New York, NY                                                   Corporation (November 1995-November 1998)
                                                               and President and Chief Executive Officer
                                                               of Hills Department Stores (May 1991-July
                                                               1995); formerly variously Chairman, Chief
                                                               Executive Officer, President and Chief
                                                               Operating Officer (1987-1991) of the Sears
                                                               Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (70)              Trustee       Since January    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                       1993             Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                                  United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                             and Chairman, Senate Banking Committee
Salt Lake City, UT                                             (1980-1986); formerly Mayor of Salt Lake
                                                               City, Utah (1971-1974); formerly Astronaut,
                                                               Space Shuttle Discovery (April 12-19,
                                                               1985); Vice Chairman, Huntsman Corporation
                                                               (chemical company); member of the Utah
                                                               Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)            Trustee       Since September  Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe & Maw                  1997             Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent                                     formerly associated with the Allstate
Trustees                                                       Companies (1966-1994), most recently as
1675 Broadway                                                  Chairman of The Allstate Corporation (March
New York, NY                                                   1993-December 1994) and Chairman and Chief
                                                               Executive Officer of its wholly-owned
                                                               subsidiary, Allstate Insurance Company
                                                               (July 1989-December 1994).


   Name, Age and Address of
     Independent Trustee        Other Directorships Held by Trustee
------------------------------  -----------------------------------
Michael Bozic (61)              Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw    Corporation.
Counsel to the Independent
Trustees
1675 Broadway
New York, NY
Edwin J. Garn (70)              Director of Franklin Covey (time
c/o Summit Ventures LLC         management systems), BMW Bank of
1 Utah Center                   North America, Inc. (industrial
201 S. Main Street              loan corporation), United Space
Salt Lake City, UT              Alliance (joint venture between
                                Lockheed Martin and the Boeing
                                Company) and Nuskin Asia Pacific
                                (multilevel marketing); member of
                                the board of various civic and
                                charitable organizations.
Wayne E. Hedien (68)            Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe & Maw    (private mortgage insurance);
Counsel to the Independent      Trustee and Vice Chairman of The
Trustees                        Field Museum of Natural History;
1675 Broadway                   director of various other business
New York, NY                    and charitable organizations.

Morgan Stanley Federal Securities Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                                Number of
                                                                                                                Portfolios
                                                 Term of                                                         in Fund
                                Position(s)     Office and                                                       Complex
   Name, Age and Address of      Held with      Length of                                                        Overseen
     Independent Trustee        Registrant     Time Served*   Principal Occupation(s) During Past 5 Years      by Trustee**
------------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson (53)      Trustee       Since July      Chairman of the Audit Committee and                       129
c/o Johnson Smick                             1991            Director or Trustee of the Morgan Stanley
International, Inc.                                           Funds and the TCW/DW Term Trusts; Senior
1133 Connecticut Avenue, N.W.                                 Partner, Johnson Smick International, Inc.,
Washington, D.C.                                              a consulting firm; Co-Chairman and a
                                                              founder of the Group of Seven Council
                                                              (G7C), an international economic
                                                              commission; formerly Vice Chairman of the
                                                              Board of Governors of the Federal Reserve
                                                              System and Assistant Secretary of the U.S.
                                                              Treasury.
Michael E. Nugent (66)          Trustee       Since July      Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                     1991            Director or Trustee of the Morgan Stanley
237 Park Avenue                                               Funds and the TCW/DW Term Trusts;
New York, NY                                                  director/trustee of various investment
                                                              companies managed by Morgan Stanley
                                                              Investment Management Inc. and Morgan
                                                              Stanley Investments LP (since July 2001);
                                                              General Partner, Triumph Capital, L.P., a
                                                              private investment partnership; formerly
                                                              Vice President, Bankers Trust Company and
                                                              BT Capital Corporation (1984-1988).


   Name, Age and Address of
     Independent Trustee        Other Directorships Held by Trustee
------------------------------  -----------------------------------
Dr. Manuel H. Johnson (53)      Director of NVR, Inc. (home
c/o Johnson Smick               construction); Chairman and Trustee
International, Inc.             of the Financial Accounting
1133 Connecticut Avenue, N.W.   Foundation (oversight organization
Washington, D.C.                of the Financial Accounting
                                Standards Board).
Michael E. Nugent (66)          Director of various business
c/o Triumph Capital, L.P.       organizations.
237 Park Avenue
New York, NY

Morgan Stanley Federal Securities Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:

                                                           Term of
                                     Position(s)         Office and
   Name, Age and Address of           Held with           Length of
      Interested Trustee             Registrant         Time Served*    Principal Occupation(s) During Past 5 Years
------------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo (69)      Chairman and          Since July 1991  Chairman and Director or Trustee of the
c/o Morgan Stanley Trust         Trustee                                Morgan Stanley Funds and the TCW/DW Term
Harborside Financial Center,                                            Trusts; formerly Chairman, Chief Executive
Plaza Two,                                                              Officer and Director of the Investment
Jersey City, NJ                                                         Manager, the Distributor and Morgan Stanley
                                                                        Services, Executive Vice President and
                                                                        Director of Morgan Stanley DW, Chairman and
                                                                        Director of the Transfer Agent, and
                                                                        Director and/or officer of various Morgan
                                                                        Stanley subsidiaries (until June 1998) and
                                                                        Chief Executive Officer of the Morgan
                                                                        Stanley Funds and the TCW/DW Term Trusts
                                                                        (until September 2002).
James F. Higgins (54)            Trustee               Since June 2000  Senior Advisor of Morgan Stanley (since
c/o Morgan Stanley Trust                                                August 2000); Director of the Distributor
Harborside Financial Center,                                            and Dean Witter Realty Inc.; Director or
Plaza Two,                                                              Trustee of the Morgan Stanley Funds and the
Jersey City, NJ                                                         TCW/DW Term Trusts (since June 2000);
                                                                        previously President and Chief Operating
                                                                        Officer of the Private Client Group of
                                                                        Morgan Stanley (May 1999-
                                                                        August 2000), President and Chief Operating
                                                                        Officer of Individual Securities of Morgan
                                                                        Stanley (February 1997-
                                                                        May 1999).
Philip J. Purcell (59)           Trustee               Since April      Director or Trustee of the Morgan Stanley
1585 Broadway                                          1994             Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                            of the Board of Directors and Chief
                                                                        Executive Officer of Morgan Stanley and
                                                                        Morgan Stanley DW; Director of the
                                                                        Distributor; Chairman of the Board of
                                                                        Directors and Chief Executive Officer of
                                                                        Novus Credit Services Inc.; Director and/or
                                                                        officer of various Morgan Stanley
                                                                        subsidiaries.

                                     Number of
                                     Portfolios
                                      in Fund
                                      Complex
   Name, Age and Address of           Overseen
      Interested Trustee            by Trustee**      Other Directorships Held by Trustee
------------------------------  --------------------  -----------------------------------
Charles A. Fiumefreddo (69)                  129      None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                        129      None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)                       129      Director of American Airlines, Inc.
1585 Broadway                                         and its parent company, AMR
New York, NY                                          Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Federal Securities Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                                                   Term of
                                            Position(s)                          Office and
   Name, Age and Address of                  Held with                            Length of
      Executive Officer                     Registrant                          Time Served*
------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (49)          President and Chief Executive        President since May 1999 and Chief
1221 Avenue of the Americas     Officer                              Executive Officer since September
New York, NY                                                         2002
Barry Fink (47)                 Vice President, Secretary and        Since February 1997
1221 Avenue of the Americas     General Counsel
New York, NY
Thomas F. Caloia (56)           Treasurer                            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
Ronald E. Robison (63)          Vice President                       Since October 1998
1221 Avenue of the Americas
New York, NY
Joseph J. McAlinden (59)        Vice President                       Since July 1995
1221 Avenue of the Americas
New York, NY
Francis Smith (37)              Vice President and Chief Financial   Since September 2002
c/o Morgan Stanley Trust        Officer
Harborside Financial Center
Plaza Two,
Jersey City, NJ
W. David Armstrong (44)         Vice President                       Since February 2001
One Tower Bridge
West Conshohocken, PA


   Name, Age and Address of
      Executive Officer         Principal Occupation(s) During Past 5 Years
------------------------------  -------------------------------------------
Mitchell M. Merin (49)          President and Chief Operating Officer of
1221 Avenue of the Americas     Morgan Stanley Investment Management (since
New York, NY                    December 1998); President, Director (since
                                April 1997) and Chief Executive Officer
                                (since June 1998) of the Investment Manager
                                and Morgan Stanley Services; Chairman,
                                Chief Executive Officer and Director of the
                                Distributor (since June 1998); Chairman
                                (since June 1998) and Director (since
                                January 1998) of the Transfer Agent;
                                Director of various Morgan Stanley
                                subsidiaries; President and Chief Executive
                                Officer (since September 2002) of the
                                Morgan Stanley Funds and TCW/DW Term
                                Trusts; Trustee of various Van Kampen
                                investment companies (since December 1999);
                                previously Chief Strategic Officer of the
                                Investment Manager and Morgan Stanley
                                Services and Executive Vice President of
                                the Distributor (April 1997-June 1998),
                                Vice President of the Morgan Stanley Funds
                                (May 1997-April 1999), and Executive Vice
                                President of Morgan Stanley.
Barry Fink (47)                 General Counsel (since May 2000) and
1221 Avenue of the Americas     Managing Director (since December 2000) of
New York, NY                    Morgan Stanley Investment Management;
                                Managing Director (since December 2000),
                                and Secretary and General Counsel (since
                                February 1997) and Director (since July
                                1998) of the Investment Manager and Morgan
                                Stanley Services; Assistant Secretary of
                                Morgan Stanley DW; Vice President,
                                Secretary and General Counsel of the Morgan
                                Stanley Funds and TCW/DW Term Trusts (since
                                February 1997); Vice President and
                                Secretary of the Distributor; previously,
                                Senior Vice President, Assistant Secretary
                                and Assistant General Counsel of the
                                Investment Manager and Morgan Stanley
                                Services.
Thomas F. Caloia (56)           First Vice President and Assistant
c/o Morgan Stanley Trust        Treasurer of the Investment Manager, the
Harborside Financial Center,    Distributor and Morgan Stanley Services;
Plaza Two,                      Treasurer of the Morgan Stanley Funds.
Jersey City, NJ
Ronald E. Robison (63)          Managing Director, Chief Administrative
1221 Avenue of the Americas     Officer and Director (since February 1999)
New York, NY                    of the Investment Manager and Morgan
                                Stanley Services and Chief Executive
                                Officer and Director of the Transfer Agent;
                                previously Managing Director of the TCW
                                Group Inc.
Joseph J. McAlinden (59)        Managing Director and Chief Investment
1221 Avenue of the Americas     Officer of the Investment Manager, Morgan
New York, NY                    Stanley Investment Management Inc. and
                                Morgan Stanley Investments LP; Director of
                                the Transfer Agent, Chief Investment
                                Officer of the Van Kampen Funds.
Francis Smith (37)              Vice President and Chief Financial Officer
c/o Morgan Stanley Trust        of the Morgan Stanley Funds and the TCW/DW
Harborside Financial Center     Term Trusts (since September 2002);
Plaza Two,                      Executive Director of the Investment
Jersey City, NJ                 Manager and Morgan Stanley Services (since
                                December 2001). Formerly, Vice President of
                                the Investment Manager and Morgan Stanley
                                Services (August 2000-November 2001),
                                Senior Manager at
                                PricewaterhouseCoopers LLP (January
                                1998-August 2000) and Associate-Fund
                                Administration at BlackRock Financial
                                Management (July 1996-December 1997).
W. David Armstrong (44)         Managing Director and Portfolio Manager of
One Tower Bridge                the Investment Managemer and its investment
West Conshohocken, PA           management affiliates (since 1998);
                                previously a Senior Vice President at
                                Lehman Brothers (1995-1998).

Morgan Stanley Federal Securities Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                   Term of
                                            Position(s)                          Office and
   Name, Age and Address of                  Held with                            Length of
      Executive Officer                     Registrant                          Time Served*
------------------------------  -----------------------------------  -----------------------------------
David S. Horowitz (28)          Vice President                       Since February 2001
One Tower Bridge
West Conshohocken, PA
Paul F. O'Brien (46)            Vice President                       Since February 2001
One Tower Bridge
West Conshohocken, PA


   Name, Age and Address of
      Executive Officer         Principal Occupation(s) During Past 5 Years
------------------------------  -------------------------------------------
David S. Horowitz (28)          Executive Director and Portfolio Manager of
One Tower Bridge                the Investment Manager and its investment
West Conshohocken, PA           management affiliates for over 5 years.
Paul F. O'Brien (46)            Executive Director of the Investment
One Tower Bridge                Manager and its investment mangement
West Conshohocken, PA           affiliates for over 5 years.

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

Officers

Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Manager

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

37895RPT-9153K02-AP-11/02

[MORGAN STANLEY LOGO]


[MORGAN STANLEY LOGO]

[PHOTO]

Morgan Stanley
Federal Securities Trust


Annual Report

October 31, 2002